Class A:     GTBAX    Institutional:    GTBCX    Service:    GTBSX    Investor:    GTBIX     Class R:    GTBRX    Class R6:    GTBBX

Before you invest, you may want to review the Goldman Sachs Target Date 2060 Portfolio’s (the “Portfolio”) Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders and other information about the Portfolio online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional, Service, and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated December 27, 2019, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service and Class R6 shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolios’ transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital appreciation and current income consistent with its current asset allocation.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 90 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 172 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-142 of the Portfolio’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None

2        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Institutional		Service		Investor		Class R		Class R6
Management Fees	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Distribution and/or Service (12b-1) Fees	0.25%		None		0.25%		None		0.50%		None
Other Expenses[1]	6.38%		6.25%		6.50%		6.38%		6.38%		6.24%
Shareholder Administration Fees	No	ne	No	ne	0.2	5%	No	ne	No	ne	No	ne
All Other Expenses	6.3	8%	6.2	5%	6.2	5%	6.3	8%	6.3	8%	6.2	4%
Acquired (Underlying) Fund Fees and Expenses	0.19%		0.19%		0.19%		0.19%		0.19%		0.19%
Total Annual Portfolio Operating Expenses[2]	7.07%		6.69%		7.19%		6.82%		7.32%		6.68%
Fee Waiver and Expense Limitation[3]	(6.43)%		(6.43)%		(6.43)%		(6.43)%		(6.43)%		(6.44)%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation[2]	0.64%		0.26%		0.76%		0.39%		0.89%		0.24%

[1]	The “Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.

[2]

The “Total Annual Portfolio Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage of the Portfolio’s average daily net assets, (ii) waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests based on the Portfolio’s investment in such affiliated funds, and (iii) reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Portfolio’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Portfolio’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Portfolio. These arrangements will remain in effect through at least December 27, 2020, and prior to such date, the Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$615	$1,980	$3,289	$6,333
Institutional Shares	$30	$1,407	$2,738	$5,875
Service Shares	$81	$1,547	$2,949	$6,195
Investor Shares	$43	$1,444	$2,794	$5,960
Class R Shares	$94	$1,582	$3,003	$6,275
Class R6 Shares	$28	$1,403	$2,733	$5,868

PORTFOLIO TURNOVER

The Portfolio may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended August 31, 2019 was 148% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and withdraw their investment from the Portfolio beginning in approximately 2060 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“ETFs”) for which Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter, and may also invest in mutual funds for which GSAM or an affiliate now or

3        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

in the future acts as investment adviser or principal underwriter as well as unaffiliated ETFs and mutual funds (collectively, the “Underlying Funds”), without considering or canvassing the universe of unaffiliated funds available. Under normal conditions, the Portfolio will invest in Underlying Funds according to the Investment Adviser’s asset allocation strategy such that over time the asset allocation will generally become more conservative through the reduction of allocation to equity funds and increased allocation to fixed income funds in accordance with the glide path’s strategic allocation, as illustrated in the graph below.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

The Investment Adviser evaluates and develops global macro investment views across a broad range of asset classes, regions and sectors to establish the strategic asset allocation. The Investment Adviser will seek to incorporate macroeconomic data and valuation analysis to assess market dislocations that may produce alpha opportunities or manage risk. In order to adapt to changing market conditions, the Investment Adviser has established a dynamic asset allocation process that allows the flexibility to increase or decrease asset class exposures relative to the glide path based on macro and market views and managed within a set tactical allocation range. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the tactical allocation ranges of the asset classes.

YEARS/ (AFTER) TO TARGET DATE	40+	35	30	25	20	15	10	5	0	-5	-10
EXPECTED STRATEGIC ASSET ALLOCATION DURING CALENDAR YEAR	2020	2025	2030	2035	2040	2045	2050	2055	2060	2065	2070+
U.S. Equity	49.5%	49.5%	49.5%	49.5%	41.4%	35.0%	30.1%	25.8%	20.5%	20.5%	20.5%
Non-U.S. Developed Equity	32.0%	32.0%	32.0%	32.0%	26.8%	22.6%	19.5%	16.7%	13.2%	13.2%	13.2%
Emerging Markets Equity	10.5%	10.5%	10.5%	10.5%	8.8%	7.4%	6.4%	5.5%	4.3%	4.3%	4.3%
Total Strategic Equity Allocation	92.0%	92.0%	92.0%	92.0%	77.0%	65.0%	56.0%	48.0%	38.0%	38.0%	38.0%
Investment Grade Fixed Income	7.3%	7.3%	7.3%	7.3%	21.0%	32.0%	40.2%	47.5%	56.7%	56.7%	56.7%
Non-Investment Grade Fixed Income	0.5%	0.5%	0.5%	0.5%	1.5%	2.3%	2.9%	3.4%	4.0%	4.0%	4.0%
Emerging Markets Debt (Local)	0.2%	0.2%	0.2%	0.2%	0.5%	0.7%	0.9%	1.1%	1.3%	1.3%	1.3%
Total Strategic Fixed Income Allocation	8.0%	8.0%	8.0%	8.0%	23.0%	35.0%	44.0%	52.0%	62.0%	62.0%	62.0%
EQUITY TACTICAL ALLOCATION RANGES	75%-100%	75%-100%	75%-100%	75%-100%	60%-90%	50%-80%	40%-70%	35%-65%	25%-55%	20%-50%	20%-50%
US Equity	35%-65%	35%-65%	35%-65%	35%-65%	25%-55%	20%-50%	15%-45%	10%-40%	10%-30%	10%-30%	10%-30%
Non-US Developed Equity	15%-45%	15%-45%	15%-45%	15%-45%	10%-40%	10%-40%	10%-40%	5%-35%	5%-30%	5%-30%	5%-30%
Emerging Markets Equity	0%-20%	0%-20%	0%-20%	0%-20%	0%-20%	0%-20%	0%-20%	0%-15%	0%-15%	0%-15%	0%-15%
US REITs	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%
Commodities	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%
Other Alternatives	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%
FIXED INCOME TACTICAL ALLOCATION RANGES	0%-25%	0%-25%	0%-25%	0%-25%	10%-40%	20%-50%	30%-60%	35%-65%	45%-75%	50%-80%	50%-80%
Investment Grade Fixed Income	0%-25%	0%-25%	0%-25%	0%-25%	10%-40%	20%-50%	30%-60%	35%-65%	45%-75%	50%-80%	50%-80%
Non-Investment Grade Fixed Income	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%
Emerging Markets Debt (Local)	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%

Note: Above allocations may not sum to total due to rounding.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

The percentage of the Portfolio exposed to any asset class or geographic region will vary from time to time based on the Investment Adviser’s macro and market views. At times, the Portfolio may be heavily invested in certain asset classes or geographic regions, depending on the asset allocation strategy. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Portfolio may also invest in derivatives (including (i) futures contracts, including futures based on equity or fixed income indices and interest rate futures; (ii) options, including long and short positions in call options and put options on indices, individual securities or currencies and options on futures contracts; and (iii) currency forwards and non-deliverable forwards) to gain exposure to securities in which the Underlying Funds invest. The Portfolio may invest in derivatives for both hedging and non-hedging purposes. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

MANAGEMENT PROCESS

The Investment Adviser and the Portfolio have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Portfolio’s Board of Trustees, to oversee any sub-adviser and recommend its hiring, termination and replacement, although the Investment Adviser does not presently intend to hire a sub-adviser. The initial shareholder of the Portfolio approved the Portfolio’s operation in this manner and reliance by the Portfolio on this exemptive order.

ADDITIONAL INFORMATION

The Portfolio’s benchmark index is the S&P Target Date To 2060+ Index (the “Index”).

The Portfolio is a “To” target date fund. This means that the Portfolio intends to reach its most conservative strategic asset allocations by the end of the year of the target retirement date. When the strategic asset allocations of the Portfolio are substantially the same as those of the Goldman Sachs Target Date Retirement Portfolio, the Portfolio’s Board of Trustees may approve the merger of the Portfolio into the Goldman Sachs Target Date Retirement Portfolio.

PRINCIPAL RISKS OF THE PORTFOLIO

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing. Investors should also consider, in addition to his or her age or retirement date, other factors, including the investor’s risk tolerance, personal circumstances, and complete financial situation.

Asset Allocation Risk. The Portfolio’s allocations to various asset classes and to the Underlying Funds may cause the Portfolio to underperform other funds with a similar investment objective.

Derivatives Risk. The Portfolio’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Portfolio. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Inadequate Retirement Income. An investment in the Portfolio is not guaranteed, and the Portfolio may experience losses, including losses near, at, or after the Target Date. There is no guarantee that the Portfolio will achieve sufficient capital appreciation to provide adequate income at and through retirement. Moreover, there is no guarantee that the Portfolio’s performance will keep pace with or exceed the rate of inflation, which may reduce the value of your investment over time.

Investing in the Underlying Funds. The investments of the Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or exemptive relief thereunder. The Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Affiliated Underlying Funds. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolio and by certain Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among certain Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in

6        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust II may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. In addition, the Investment Adviser’s authority to allocate investments among affiliated and unaffiliated investment companies creates conflicts of interest. For example, investing in affiliated investment companies could cause the Portfolio to incur higher fees and may cause the Investment Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies. In selecting Underlying Funds, the Investment Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment companies that may be a more appropriate addition to the Portfolio, that investors may regard as a more attractive investment for the Portfolio, or that may have higher returns. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Investment Adviser consider unaffiliated investment companies.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk. The Portfolio may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Underlying ETF Risk. The Portfolio may invest in Underlying ETFs subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. An investment in an Underlying ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective; however, the market price of the Underlying ETF’s shares may trade at a premium or a discount to their net asset value. The price of an Underlying ETF can fluctuate, and the Portfolio could lose money investing in an Underlying ETF.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in NAV. These risks are more pronounced in connection with an Underlying Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk. An Underlying Fund’s use of options, forwards, futures, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Underlying Fund’s investments in securities of issuers located in emerging countries.

Geographic Risk. If an Underlying Fund focuses its investments in issuers located in a particular country or region, the Underlying Fund may be subjected, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange

7        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which its investment portfolio may be subject.

Liquidity Risk. An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with an Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on an Underlying Fund’s liquidity.

Market Risk. The value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Certain of the Underlying Funds may make investments mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Investment Grade Investments Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

As the Portfolio has not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Portfolio. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the phone number on the back of the Prospectus.

8        SUMMARY PROSPECTUS — GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Christopher Lvoff, CFA, Managing Director, has managed the Portfolio since 2018; and Neill Nuttall, Managing Director, has managed the Portfolio since 2019.

BUYING AND SELLING PORTFOLIO SHARES

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Portfolio’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through an Intermediary, the Portfolio and/or its related companies may pay the Intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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